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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of report (Date of earliest event reported):  September 22, 1997



                       UNIVERSAL HOSPITAL SERVICES, INC.
            (Exact name of registrant as specified in its charter)





          Minnesota                     0-20086                  41-0760940
(State or other jurisdiction of       (Commission             (I.R.S. Employer
incorporation or organization)        File Number)           Identification No.)


1250 Northland Plaza, 3800 West 80th Street, Bloomington, MN      55431-4442
          (Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code:  (612) 893-3200


                                Not Applicable
        (Former name or former address, if changed since last report.)
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Item 5.   Other Events


          On September 22, 1997, Universal Hospital Services, Inc. ("UHS") announced that UHS and MEDIQ Incorporated ("MEDIQ") had jointly terminated the agreement with respect to MEDIQ's proposed acquisition of UHS. The press release is attached as Exhibit 99 to this Form 8-K.


Item 7.   Financial Statements and Exhibits

     (c)  Exhibits

     99   Press Release dated September 22, 1997.
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Signature


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.


Date: September 23, 1997


                              UNIVERSAL HOSPITAL SERVICES, INC.



                              By -------------------------------
                                 David E. Dovenberg
                                 Vice President, Finance and Chief
                                 Financial Officer
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                                 EXHIBIT INDEX
                                 -------------



                                                 Page No. in Sequentially
Exhibit   Description of Exhibit                       Numbered Copy
-------   ----------------------               ----------------------------


  99      Press Release dated September 22, 1997.